UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2005 (September 30, 2005)
HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-8833	62-1443555

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 301- 3100

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On September 30, 2005, HealthStream, Inc. issued a press release announcing the status of it’s agreement with HCA Information and Technology & Services, Inc., a subsidiary of HCA, Inc., the text of which is set forth in Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
     99.1 Press Release dated September 30, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.
	By:	/s/ Arthur E. Newman
Arthur E. Newman
October 3, 2005		Chief Financial Officer

INDEX TO EXHIBIT

Exhibit
Number	Description
99.1	Press Release dated September 30, 2005